UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2010

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

41-2101738

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note: TransDigm Group Incorporated is filing this current report on Form 8-K/A to amend its current report on Form 8-K dated December 6, 2010 to report under item 2.01 the completion of its purchase of McKecknie Aerospace Holdings Inc. and to file required financial statements and pro forma information.

Item 2.01	Completion of Acquisition or Disposition of Assets

This current report on Form 8-K is being filed to report, under item 2.01, that on December 6, 2010, TransDigm Group Incorporated (“TD Group”) completed the acquisition of all of the outstanding capital stock of McKechnie Aerospace Holdings Inc. (“McKechnie”), a privately-owned supplier of innovative aerospace products, controlled by JLL Partners, for a total purchase price, on a cash free, debt free basis, of approximately $1.27 billion in cash, subject to adjustment for working capital and other items. The financial statements and pro forma financial information required by item 2.01 are incorporated by reference in item 9.01.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired. *

(1) The audited balance sheets of McKecknie Aerospace Holdings Inc. and Subsidiary as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2009 and 20008, the period May 11, 2007 through December 31, 2007, and the period January 1, 2007 through May 10, 2007 are incorporated by reference from TD Group’s current report on Form 8-K dated November 30, 2010 (the “November 30 8-K”) beginning on the page headed “Report of Independent Auditors.”

(2) The condensed consolidated balance sheets of McKecknie Aerospace Holdings Inc. and Subsidiary as of September 26, 2010 (unaudited) and December 31, 2009 and the unaudited condensed consolidated statements of income of McKecknie Aerospace Holdings Inc. and Subsidiary for the nine months ended September 26, 2010 and September 27, 2009 are incorporated by reference from the November 30 8-K beginning on the page headed “McKecknie Aerospace Holdings Inc. and Subsidiary Condensed Consolidated Balance Sheets.”

(b) Pro forma financial information. *

(1) The unaudited pro forma condensed combined balance sheet of TD Group as of September 30, 2010 and the unaudited pro forma condensed combined statement of income of TD Group for the twelve-month period ended September 30, 2010, in each case, together with related notes, are incorporated by reference from TD Group’s current report on Form 8-K dated December 10, 2010 (the “December 10 8-K”).

*	Only the information specifically referred to in this item 9.01 is incorporated by reference in this report and therefore deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. All other information presented in the November 30 8-K and the December 10 8-K is furnished and not deemed filed for purposes of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief
Financial Officer and Secretary

Date: December 10, 2010